UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): May 5, 2020

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
        On May 5, 2020, Paul W. Jones, the Non-Executive Chair of the Board of Rexnord Corporation (the “Company”), informed the Company of his intention to retire from the Board of Directors, effective following the Company’s Annual Meeting of Stockholders to be held on July 23, 2020 (the “Annual Meeting”). The size of the Board will be reduced to 10 directors effective immediately upon Mr. Jones’ retirement. The Board appointed Todd A. Adams, the Company’s President and Chief Executive Officer, as well as a director, to succeed Mr. Jones as Chair, effective after the Annual Meeting.
In addition, the independent members of the Board appointed Mark S. Bartlett, an independent director, to serve as the Board’s independent Lead Director, effective after the Annual Meeting. Mr. Bartlett will receive an additional annual fee of $30,000 for serving as the Board’s Lead Director.
Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Change in Fiscal Year
On May 5, 2020, the Board of Directors of the Company approved changing the Company’s fiscal year from a fiscal year ending on March 31 of each year to a fiscal year ending on December 31 of each year. The Company will file a transition report on Form 10-K covering the nine-month transition period from April 1, 2020, to December 31, 2020. Prior to filing the transition report, the Company will continue to report its quarterly financial results on Form 10-Q. The Company’s fiscal year 2021 will commence on January 1, 2021.
Amendment to the Company’s Amended and Restated By-Laws
On May 5, 2020, in connection with the fiscal year change discussed above, the Company’s Board of Directors approved an amendment to Article VII, Section 7.3 of the Company’s Amended and Restated By-Laws (the “By-Laws”) to eliminate the reference to the Company’s fiscal year being the period from April 1 to March 31, and to provide that the fiscal year of the Company will be fixed by the Board of Directors.
A copy of the By-Laws, as amended through May 5, 2020, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01.  Other Events.
In connection with the developments discussed in Item 5.02 to this Current Report on Form 8-K, the Board of Directors approved amendments to the Company’s Corporate Governance Guidelines to provide for the Lead Director position and to specify the duties of the Lead Director. A copy of the Company’s amended Corporate Governance Guidelines is posted on the Company’s website at investors.rexnordcorporation.com.

Item  9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Rexnord Corporation, as amended through May 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of May, 2020.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

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